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Exhibit 10.25

AWARD/CONTRACT	1.	THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	Rating N/A	PAGE OF PAGES 1 | 26

2. CONTRACT (Proc Inst. Ident.) NO. N01-AI-30030	3.	EFFECTIVE DATE September 26, 2003	4. REOUISITION/PURCHASE REQUEST/PROJEOT NO. VR 071

5.	ISSUED BY National Institutes of Health Contract Management Branch, NIAID Room 2230 6700-B Rockledge Dr., MSC 7612 Bethesda, Maryland 20892-7612	CODE 2668-30030	6.	ADMINISTERED BY (If other than Item 6) DAIDS / VR RFP NIH-NIAID-DAIDS-03-12	CODE

7.	NAME AND ADDRESS OF CONTRACTOR (No, street, county, state and ZIP code)	8. DELIVERY
FOB ORIGIN OTHER (see below) FOB Destination

	Progenics Pharmaceuticals, Inc. 777 Old Saw Mill River Road Tarrytown. NY 10591	9. DISCOUNT FOR PROMPT PAYMENT N/A
10. SUBMIT INVOICES ITEM
CODE	FACILITY CODE	ADDRESS SHOWN IN: Art. G.3.

11.	SHIP TO/MARK FOR See Article F.1.	CODE N/A	12.	PAYMENT WILL BE MADE BY See Article G.3.	CODE N/A

13.	AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION:		14.	ACCOUNTING AND APPROPRIATION DATA: EIN 1-133379479-A1;
	10 U.S.C. 2304(c) ( )	41 U.S.C. 253(c) ( )		CAN 3-8425874; $3,054,013; SOCC 25.55; DOC #300N1AI30030A

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

Research and Development Contract	FY'03	$3,054,013
Title: HIV Vaccine Design and Development Teams (HVDDT)	FY'04	$3,351,512
Period: September 26, 2003 through September 25, 2008	FY'05	$6,797,463
Amount Allotted: $3,054,013	FY'06	$7,503,388
Contract Type: Cost-Plus-Fixed-Fee (Completion)	FY'07	$7,855,282

15G. TOTAL AMOUNT OF CONTRACT			$28,561,658

16. TABLE OF CONTENTS

SEC.	DESCRIPTION	PAGE(S)	SEC.	DESCRIPTION	PAGE(S)

	PART I – THE SCHEDULE			PART II – CONTRACT CLAUSES

A	SOLICITATION/CONTRACT FORM	1	I	CONTRACT CLAUSES	20

B	SUPPLIES OR SERVICES AND PRICE/COST	4		PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.

C	DESCRIPTION/SPECS/WORK STATEMENT	8	J	LIST OF ATTACHMENTS	25

D	PACKAGING AND MARKING	10		PART IV – REPRESENTATIONS AND INSTRUCTIONS

E	INSPECTION AND ACCEPTANCE	10	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	26

F	DELIVERIES OR PERFORMANCE	11

G	CONTRACT ADMINISTRATION DATA	12	L	INSTRS., CONDS. AND NOTICES TO OFFERORS

H	SPECIAL CONTRACT REQUIREMENTS	15	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.   CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.   AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ______________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the Items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary,

19A.	NAME AND TITLE OF SIGNER (Type or print) Robert A. McKinney, Vice President	20A.	NAME OF CONTRACTING OFFICER Nancy M. Hershey Contracting Officer, CMB, DEA, NIAID, NIH, DHHS

19B.	NAME OF CONTRACTOR	19C. DATE SIGNED	20B.	UNITED STATES OF AMERICA	20C. DATE SIGNED
	PROGENICS PHARMACEUTICALS, INC. /s/ Robert A. McKinney (Signature of person authorized to sign)	9/24/03	By	/s/ Nancy M. Hershey (Signature of Contracting Officer)	9/25/03

NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE	26-107 Computer Generated	STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a)

N01-AI-30030

DETAILED TABLE OF CONTRACT CONTENTS

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SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this contract is the development of an efficacious vaccine against HIV for worldwide use in stemming the AIDS epidemic.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The estimated cost of this contract is $26,944,960.

b.

The fixed fee for this contract is $1,616,698. The fixed fee shall be paid in installments based on negotiated milestones set forth in Article B.4.e. and subject to withholding provisions of the clauses ALLOWABLE COST AND PAYMENT AND FIXED FEE Referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract.

c.	The Government’s obligation, represented by the sum of the estimated cost plus fixed fee, is $28,561,658.

d.

Total funds currently available for payment and allotted to this contract are $3,054,013, of which $2,881,144, represents the estimated costs, and of which $172,869 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through September 25, 2004.

f .	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

g.	Future increments to be allotted to this contract are estimated as follows:

FY	PERIOD	ESTIMATED COST	FIXED FEE	TOTAL AMOUNT

04	09/26/04 – 09/25/05	$3,161,804	$189,708	$3,351,512
05	09/26/05 – 09/25/06	$6,412,701	$384,762	$6,797,463
06	09/26/06 – 09/25/07	$7,078,668	$424,720	$7,503,388
07	09/26/07 – 09/25/08	$7,410,643	$444,639	$7,855,282

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

	(1)	Acquisition, by purchase or lease, of any interest in real property;

	(2)	Special rearrangement or alteration of facilities;

	(3)	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

	(4)	Travel to attend general scientific meetings;

	(5)	Foreign travel – See Paragraph b.(2) below;

	(6)	Consultant costs;

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	(7)	Subcontracts;

	(8)	Patient care costs;

	(9)	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items“ (defined and listed in the Contractor’s Guide for Control of Government Property), 1990, regardless of acquisition value.

b.	Travel Costs

	(1)	Domestic Travel

(a) Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $26,387 without the prior written approval of the Contracting Officer.

(b) The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

	(2)	Foreign Travel

Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of the information/data that is provided by the Govemment during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

b.	Subcontracts

	(1)	To negotiate a cost-reimbursenent type subcontract with Weill Medical College of Cornell University for an amount not to exceed $2,153,159. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the draft subcontract. After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.

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(2) To negotiate a cost-reimbursement type subcontract with the Tulane Regional Primate Research Center for an amount not to exceed $1,685,605. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the draft subcontract. After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.

c.	Consultants

The total amount set aside for consultants for Years 1-5 are as follows:

Year 1	Year 2	Year 3	Year 4	Year 5	Total
$21,000	$21,162	$21,328	$21,499	$21,675	$106,664

Authorization to utilize consultants shall not proceed without the prior written approval of the Contracting Officer upon review of each individual consultant and a copy of each consultant agreement.

d.	Indirect Costs

	(1)	In no event shall the final amount reimbursable for indirect costs exceed a ceiling of 100% of total direct costs excluding equipment and subcontract/consortium costs except for the first $25,000 per subcontract/consortium per project period.

	(2)	The Government is not obligated to pay any additional amount should the final indirect cost rates exceed these negotiated ceiling rates. In the event that the final indirect cost rates are less than these negotiated ceiling rates, the Government’s obligation shall be reduced to conform to the lower rate.

Any costs over and above this cost ceiling shall not be reimbursed under this contract or any other Government contract, grant, or cooperative agreement.

	(3)	The Contractor shall complete all work in accordance with the Statement of Work, terms and conditions of this contract.

e.	Contract Milestones

The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth below. The distribution of the fixed fee shall be paid in installments based on the Project Officer’s written certification regarding the completion of these milestones as follows:

	MILESTONES	FIXED FEE
	Preclinical Vaccine Production and Screening for Phase I
1	Finalize safety and immunogenicity criteria in small animals for advancing the SOS gp140 trimer vaccines into testing in non-human primates.	Non-fundable milestone
2	Screen two current SOS gp140 trimers and control envelope proteins in a series of adjuvants for induction of neutralizing antibody in small animals.	$89,816
3	Produce multiple additional gp 140 trimers and control envelope proteins in animal-grade form. (Specifically, at least 8-10 trimers plus monomer forms.)	$89,816
4	Characterize the antigenicity and oligomeric state of the SOS gp140 trimer vaccines.	$89,816
5	Screen additional candidates in a series of adjuvants for induction of neutralizing antibody in small animals.	$89,816
6	Pass DAIDS-contracted external audit of GMP facility.	$89,816

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	MILESTONES	FIXED FEE
7	Select 5 promising SOS gp 140 trimer vaccines to test in non-human primates. Design additional optimized vaccines for synthesis and testing in small animals if required.	$89,816
8	Finalize safety and immunogenicity criteria in non-human primates for advancing the SOS gp 140 trimer vaccines into clinical development.	Non-fundable milestone
9	Screen the selected SOS gp140 trimer vaccines for production of neutralizing antibody and protection from SHIV challenge in macaques and report results to NIAID Project Officer.	$89,816
10	Select the most promising gp140 trimer vaccine that meets predetermined safety and immunogenicity criteria to advance into clinical development.	$89,816
	cGMP Vaccine Production and IND Preparation for Phase II
11	Finalize the Phase I clinical trial concept with the HVTN or other vaccine trials network approved by the NIAID Project Officer.	$89,816
12	Develop cGMP manufacturing processes for the lead SOS gp 140 trimer vaccine.	$89,816
13	Produce a GMP pilot chemical lot of the SOS gp 140 trimer vaccine for IND-enabling preclinical studies.	$89,816
14	Prepare dossier summarizing preclinical data and clinical trial design. Schedule Pre-IND meeting with CBER/FDA.	$89,816
15	Hold Pre-IND meeting with CBER/FDA.	$89,816
16	Complete IND-enabling formation, toxicology, stability and immunogenicity studies.	$89,816
17	Produce clinical lot of the SOS gp 140 trimer vaccine	$89,816
18	Finalize the Phase I clinical protocol with HVTN or other vaccine trials network approved by the NIAID Project Officer.	$89,816
19	File DMF/IND with CBER/FDA	$89,816
	Clinical Testing – Phase III
20	Initiate Phase I clinical testing of the SOS gp l40 trimer vaccine through the HVTN or other vaccine clinical trials network approved by the NIAID Project Officer.	Non-fundable milestone
21	Complete the Phase I trial.	Non-fundable milestone
22	Evaluate the safety and immunogenicity data from the Phase I trial and prepare a final study report with recommendations for further clinical development with the HVTN or other vaccine trial network approved by the Project Officer.	$89,826

f.	Invoices – Cost and Personnel Reporting, and Variances from the Negotiated Budget

	(1)	The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

		(a)	Direct Labor – List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.
		(b)	Fringe Benefits – Cite rate and amount.

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		(c)	Materials & Supplies – Include detailed breakdown when total amount is over $1,000.
		(d)	Travel – Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.
		(e)	Consultant Fees – Identify individuals and amounts.
		(f)	Subcontracts – Attach subcontractor invoice(s).
		(g)	Overhead – Cite rate and amount.
		(h)	Total Cost
		(i)	Fixed Fee – Cite rate and amount
		(j)	Total CPFF

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

	(2)	The Contractor agrees to immediately notify the contracting officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.

g.	GLP/GMP Compliance

The Contractor will be audited for GMP, GLP and QC/QA capabilities within four months of contract award. Noted deficiencies shall be corrected (or addressed) within six months after issuance of the audit report.

SECTION C – DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a.

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated September 26, 2003, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

The Contractor is required to formally report progress once per year, through submission of a written Technical Report, and once by holding a formal Site Visit review to be attended by appropriate NIAID contract staff and program officials, and the External Advisory Committee of the Team. The Contractor is also required to submit Goals and Milestones Achievement Reports during the contract period at appropriate times. Distribution of written reports is listed in Article F.1.

	(1)	Goals and Milestones Achievement Reports. Since the payment of contract fee portions will be tied to the accomplishment of negotiated, predetermined goals and milestones, the Contractor will submit Goals and Milestones Achievement Reports during the contract period as appropriate. The original shall be submitted to the Contracting Officer, and two (2) copies (one hard copy and a copy in a digital medium) to the Project Officer. Each report must consist of:

		1.	A cover page

		2.	Reports shall include but not be limited to the following:

Section A – An introduction covering the goal or milestone

Section B – A description of the results. Description shall include pertinent data and/or figures in sufficient detail to explain any significant results from analysis and scientific evaluation of data accumulated to date under the goal or milestone. When appropriate this report should detail specific requests and approvals for the conduct of human trials.

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(2)	Clinical Trials Protocol(s). NIAID has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in NIAID-supported studies. Therefore, as described in the NIAID Clinical Terms of Award and Guidance (http://www.niaid.nih.gov/ncn/clinical/default_human.htm), the Contractor shall develop a protocol for each clinical trial and submit it for approval by the NIAID Prevention Science Review Committee (PSRC). Protocols should include a description of the research design and protocol development including definition of objectives and approaches, planning, implementation, participant recruitment and follow-up, data collection, quality control, data and safety monitoring, final data analysis and interpretation, and publication of results. Final approval of this protocol must take place prior to participant enrollment. [For trials to be conducted through the DAIDS-sponsored HVTN, the protocol should be developed in conjunction with the HVTN.]

(3)	Annual Technical Report. By the fifteenth working day of the twelfth month of each Contract year, the Contractor shall submit Annual Technical Progress Reports as described below. The original shall be submitted to the Contracting Officer, and two (2) copies (one hard copy and one copy in a digital medium) to the Project Officer. The report should be factual and concise and consist of the following:

	1.	A cover page

	2.	Reports shall include but not be limited to the following:

Section A – An introduction covering the purpose and scope of the contract effort

Section B – A description of overall progress plus a separate description for each task or other logical segment of work on which effort was expended during the reporting period. The description shall include pertinent data and/or figures in sufficient detail to explain any significant results from analysis and scientific evaluation of data accumulated to date under the project. Special emphasis shall be placed on goals or milestones that were reached, or problems that were encountered that prevented reaching a scheduled goal or milestone during the reporting period and how those problems were/will be addressed, and requests and approvals to conduct human trials.

Section C – A summary of the proposed goals and milestones for the duration of the Contract, including any proposed revisions based on results generated to date

	(4)	Annual Site Visit Review and Report. At the middle (6 month mark) of each contract year, the Contractor shall host, for NIAID contract and program staff and their External Advisory Board, a site visit review. The Contractor’s Principal Investigator and all co-investigators shall attend this meeting. An update and summary of results generated on each sub-project shall be presented by the co-investigator and/or other pertinent staff. These presentations shall include summaries of all goals or milestones reached during the review period and include a description of all problems encountered that will impact the achievement of particular goals and milestones as outlined in the Contractor’s research plan. The Principal Investigator, co-investigator and staff representing each project and sub-project shall describe goals and milestones and development objectives for the coming year. Additionally, application of the policies and procedures for monitoring the direction of specific projects shall be presented. For Contractors with foreign subcontracts, this annual site visit will also report details about approvals for manufacturing or testing that have been obtained from both the U.S. and foreign governments. A report of the plan for, and results of, this site visit shall be prepared by the Contractor and submitted to the Project Officer (in hard copy and digital medium) and the Contracting Officer (original hard copy).

	(5)	Final Technical Report. The Contractor shall submit the final report documents, two (2) copies (one hard copy and one copy in a digital medium) to the Project Officer, and the original to the Contracting Officer, which shall summarize the results of the entire contract work for the complete performance period, and shall include the specifications of the optimized AIDS vaccine product developed during the course of this Contract. These specifications shall include: 1) the identity of the vaccine strain or strains in the final product, 2) a detailed description of the manipulations used in the vaccine design, 3) a detailed description of all processes used to expand, attenuate, inactivate, or purify the final vaccine product, 4) a detailed description of any adjuvants or other potentiating agents used in the delivery of the final optimized product, 5) a detailed description of the

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suggested immunization schedule to be used for optimal reactivity in humans, and 6) evidence that the vaccine product can be manufactured under GMP/GLP conditions for use in human vaccine trials. In addition, the Contractor shall indicate whether any INDs were filed in relation to vaccine products developed during the course of the Contract, and provide a description of the IND and the results of the filings. For Contractors with foreign subcontracts, this report shall include details concerning approvals for manufacturing or testing that have been obtained for or by the foreign subcontractors. The final report shall be submitted by the completion date of the Contract.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040 A, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted to the Contracting Officer within 90 days after the expiration date of the contract to the following address:

Contracting Officer
National Institutes of Health
National Institute of Allergy and Infectious Diseases, CMB
6700-B Rockledge Drive, Room 2230
Bethesda, Maryland 20892-7612

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist Contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov) or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D – PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E – INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, the Project Officer is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at the address listed in Article G.1.

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

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d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause No. 52.246-9, INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APRIL 1984).

SECTION F – DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in Article C.1. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.	The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below:

Item	Description	Delivery Schedule
1	Goals and Milestones Achievement Report	Quarterly after Award
2	Clinical Trials Protocol(s)	As required by the Project Officer
3	Annual Technical Report	15th day of the twelfth month of each Contract Year
4	Annual Site Visit Review	6th month of each Contract Year
5	Final Technical Report	On or before Contract Expiration

b.	The above items shall be addressed and delivered to:

Addressee	Deliverable Item	Quantity
Contracting Officer CMB, NIAID, NIH Room 2230, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612	Goals and Milestones Achievement Report Clinical Trials Protocol(s) Annual Technical Report Annual Site Visit Review Final Technical Report	— — — 1 copy 1 copy 1 copy

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Addressee	Deliverable Item	Quantity
Project Officer Vaccine & Prevention Research Program Division of AIDS, NIAID, NIH Room 4108, MSC 7628 6700-B Rockledge Drive Bethesda, MD 20892-7628	Goals and Milestones Achievement Report Clinical Trials Protocol(s) Annual Technical Report Annual Site Visit Review Final Technical Report	1 copy* 1 copy* 1 copy* 1 copy* 1 copy*

* Plus one copy on 3.5 inch, high density computer diskette or other digital medium approved by the Project Officer.

ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G – CONTRACT ADMINISTRATION DATA

ARTICLE G.l. PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

James Bradac, Ph.D.
Medical Officer, Preclinical Research & Development Branch
Vaccine & Prevention Research Program
Division of AIDS, NIAID, NIH
Room 4102, MSC 7628
6700-B Rockledge Drive
Bethesda, MD 20892-7628

Phone: (301) 435-3754
Fax: (301) 402-0122
Email: jbradac@niaid.nih.gov

The Project Officer is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

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The Contracting Officer hereby delegates the Project Officer as the Contracting Officer’s authorized representative responsible for signing software license agreements issued as a result of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in this contract, the following individuals are considered to be essential to the work being performed hereunder:

Name	Title

Paul J. Maddon, M.D., Ph.D.	Principal Investigator, Progenics Pharmaceuticals, Inc.
William C. Olson, Ph.D.	Co-PI, Progenics Pharmaceuticals, Inc.
John P. Moore, Ph.D.	Investigator, Weill Medical College of Cornell University (Subcontractor)
Preston A. Marx, Ph.D.	Investigator, Tulane Regional Primate Research Center (Subcontractor)

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a.	Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a “proper” payment request pursuant to FAR 32.9.

These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

(1)	Invoices/financing requests shall be submitted as follows:

An original and two copies to the following designated billing office:

Contracting Officer
Contract Management Branch
National Institute of Allergy and Infectious Diseases, NIH
Room 2230
6700-B ROCKLEDGE DRIVE, MSC 7612
BETHESDA, MD 20892-7612

	(2)	Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496-0612.

b.	The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to the salary rate limitation provisions as specified in ARTICLE H.12. of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

“I hereby certify that the salaries charged in this invoice are in compliance with P.L. 108-7 and ARTICLE H.12. of the above referenced contract.”

ARTICLE G.4. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

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Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6100 Building, Room 6B05
6100 EXECUTIVE BLVD MSC 7540
BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5. GOVERNMENT PROPERTY

a.	In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor’s Guide for Control of Government Property, 1990, which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

Requests for information regarding property under this contract should be directed to the following office:

Division of Personal Property Services, NIH
6011 Building, Suite 637
6011 EXECUTIVE BLVD MSC 7670
BETHESDA MD 20852-7670
(301) 496-6466

ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://ocm.od.nih.gov/cdmp/cps_contractor.htm

The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

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SECTION H – SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2. RESTRICTION FROM USE OF HUMAN SUBJECTS

NOTICE: UNDER GOVERNING REGULATIONS, FEDERAL FUNDS ADMINISTERED BY THE DEPARTMENT OF HEALTH AND HUMAN SERVICES SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING HUMAN SUBJECTS, AND INDIVIDUALS SHALL NOT BE ENROLLED IN SUCH RESEARCH, WITHOUT PRIOR APPROVAL BY THE OFFICE FOR HUMAN RESEARCH PROTECTIONS (OHRP) OF AN ASSURANCE TO COMPLY WITH THE REQUIREMENTS OF 45 CFR 46 TO PROTECT HUMAN RESEARCH SUBJECTS. THIS RESTRICTION APPLIES TO ALL COLLABORATING SITES WITHOUT OHRP-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN, AND COMPLIANCE MUST BE ENSURED BY THE AWARDEE.

ARTICLE H.3. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Policy announcement on required education in the protection of human subject participants, the contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following website: http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html. The information below is a summary of the NIH Policy Announcement:

The contractor shall maintain the following information: (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research; (2) the title of the education program(s) in the protection of human subjects that has been completed for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract.

Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the contractor shall provide the following written information to the Contracting Officer: the title of the education program and a one sentence description of the program that has been completed by the replacement.

ARTICLE H.4. DATA AND SAFETY MONITORING IN CLINICAL TRIALS

The Contractor is directed to the full text of the NIH Policy regarding Data and Safety Monitoring and Reporting of Adverse Events, which may be found at the following web sites:

http://grants.nih.gov/grants/guide/notice-files/not98-084.htm1
http://grants.nih.gov/grants/guide/notice-files/not99-107.html
http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-038.html

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The Contractor must comply with the NIH Policy cited in these NIH Announcements, the NIAID Clinical Terms of Award (http://www.niaid.nih.gov/ncn/clinical/ default_human.htm),and any other data and safety monitoring requirements found elsewhere in this contract.

Data and Safety Monitoring shall be performed in accordance with the Data and Safety Monitoring Plan.

The Data and Safety Monitoring Board and Plan shall be established and approved prior to beginning the conduct of the clinical trial.

ARTICLE H.5. HUMAN MATERIALS

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.6. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

a.	Pursuant to Public Law(s) cited in paragraph b. , below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research proposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

	Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-7, Division G, Title V-	2003	10/1/02 – 9/30/03
	General Provisions, Section 510

ARTICLE H.7. NEEDLE EXCHANGE

a.	Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-7, Division G, Title V-	2003	10/1/02 – 9/30/03
	General Provisions, Section 505

ARTICLE H.8. PRIVACY ACT

This procurement action requires the Contractor to do one or more of the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number 09-25-0200. This document may be accessed on the Internet at the following URL: http://oma.od.nih.gov/ms/privacy/pa-files/0200.htm.

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ARTICLE H.9. INTRODUCTION OF RODENTS AND RODENT PRODUCTS

No rodent or rodent product shall be delivered into the NIH, NCI environment (NIH) directly, or through collaborative research or holding facilities under contract to NCI except by permit. Direct shipments to NIH from a commercial colony will be considered exempt. Non-exempt sources must be approved by permit issued through the National Center for Research Resources (NCRR). The permit must be obtained by the Contractor prior to the shipment to NIH of the rodents and/or rodent products. The Contractor must be sure that this permit exists and is current before transferring rodents or rodent products into the NIH, NCI environment. Refusal or negligence to do so will be considered a material breach of contract and may be treated as any other such material breach. Applications for permits should be submitted not less than 30 days prior to shipping date to: NIH Veterinary Resources Branch (VRP), National Center for Research Resources (NCRR), Scientific Services Branch, Laboratory Sciences Section, Building 28A, Room 111, 28 LIBRARY DR MSC 5210, BETHESDA MD 20892-5210,(301)496-2527.

ARTICLE H.10. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at http:/grants1.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.11. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS

UNDER GOVERNING POLICY, FEDERAL FUNDS ADMINISTERED BY THE PUBLIC HEALTH SERVICE (PHS) SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS WITHOUT PRIOR APPROVAL BY THE OFFICE FOR LABORATORY ANIMAL WELFARE (OLAW), OF AN ASSURANCE TO COMPLY WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS. THIS RESTRICTION APPLIES TO ALL PERFORMANCE SITES WITHOUT OLAW-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN.

ARTICLE H.12. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a.	Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead, and general and administrative expenses (also referred to as “indirect cost” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.” An individual's direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual's appointment whether that individual's time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limit also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling established in future HHS appropriation acts.

b.	Public Law No.	Fiscal Year	Dollar Amount of Salary Limitation*
	P.L. 108-7, Division G, Title II-	2003	Executive Level I
General Provisions, Section 204

c.	Direct salaries which will be paid with FY-03 funds are limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred.

*For contract expenditures using FY-03 funds, the period 10/1/02 – 12/31/02 the Executive Level rate is $166,700. Effective 1/1/03, for contract expenditures using FY-03 funds, the Executive Level I rate is increased to $171,900 and will remain at that level until such time as it is determined to raise the Executive Schedule annual rates. See the web site listed below for Executive Schedule rates of pay.

LINK to EXECUTIVE LEVEL SALARIES: http://www.opm.gov/oca/PAYRATES/index.htm
(Click on “Executive Schedule” for the current Fiscal Year’s salary rate or scroll down to the “General Schedule Salary Tables from Previous Years” to locate the Executive Level salary rates from previous years.)

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ARTICLE H.13. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract No. N0l-AI-30030.”

ARTICLE H.14. PRESS RELEASES

a.	Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-7, Division G, Title V- General Provisions, Section 507	2003	10/1/02 – 9/30/03

ARTICLE H.15. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The email address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489 Washington, D.C. 20026

ARTICLE H.16. ANTI-LOBBYING

a.	Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall not be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b.	Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.	Public Law and Section No.	Fiscal Year	Period Covered

	for a., above: P.L. 108-7, Division G, Title V- General Provisions, Section 503a	2003	10/1/02 – 9/30/03
	for b., above: P.L. 108-7, Division G, Title V, General Provisions, Section 503b	2003	10/1/02 – 9/30/03

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ARTICLE H.17. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, “Sharing Biomedical Research Resources: Principles and Guidelines for Recipients of NIH Research Grants and Contracts,” (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at: http://ott.od.nih.gov/NewPages/64FR72090.pdf. is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, “research tools,” “research materials,” and “research resources” are used interchangeably and have the same meaning.

ARTICLE H.18. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORISM ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

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PART II – CONTRACT CLAUSES

SECTION I – CONTRACT CLAUSES

ARTICLE 1.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT – FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a.      FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Dec 2001	Definitions

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Jul 1995	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Jun 2003	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.209-6	Jul 1995	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.215-2	Jun 1999	Audit and Records – Negotiation (Over $100,000)

52.215-8	Oct 1997	Order of Precedence – Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Dec 1998	Pension Adjustments and Asset Reversions

52.215-18	Oct 1997	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

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52.215-21	Oct 1997	Requirement for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications

52.216-7	Dec 2002	Allowable Cost and Payment

52.216-8	Mar 1997	Fixed Fee

52.219-8	Oct 2000	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Jan 2002	Small Business Subcontracting Plan (Over $500,000)

52.219-16	Jan 1999	Liquidated Damages – Subcontracting Plan (Over $500,000)

52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3	Jun 2003	Convict Labor

52.222-26	Apr 2002	Equal Opportunity

52.222-35	Dec 2001	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Dec 2001	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Jun 2003	Toxic Chemical Release Reporting

52.225-1	Jun 2003	Buy American Act – Supplies

52.225-13	Jun 2003	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (over $100,000)

52.227-11	Jun 1997	Patent Rights – Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	Jun 1987	Rights in Data – General

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Feb 2002	Prompt Payment, Alternate I (Feb 2002)

52.232-34	May 1999	Payment by Electronic Funds Transfer–Other Than Central Contractor Registration

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52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	May 2001	Penalties for Unallowable Costs (Over $500,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.243-2	Aug 1987	Changes – Cost Reimbursement, Alternate V (Apr 1984)

52.244-2	Aug 1998	Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.245-5	Jun 2003	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)

52.246-23	Feb 1997	Limitation of Liability (Over $100,000)

52.249-6	Sep 1996	Termination (Cost-Reimbursement)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR
CLAUSE
NO	DATE	TITLE

352.202-1	Jan 2001	Definitions – with Alternate paragraph (h) (Jan 2001)

352.216-72	Oct 1990	Additional Cost Principles

352.228-7	Dec 1991	Insurance – Liability to Third Persons

352.232-9	Apr 1984	Withholding of Contract Payments

352.233-70	Apr 1984	Litigation and Claims

352.242-71	Apr 1984	Final Decisions on Audit Findings

352.270-5	Apr 1984	Key Personnel

352.270-6	Jul 1991	Publications and Publicity

352.270-7	Jan 2001	Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT – Rev. 6/2003].

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ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

FAR Clause 52.219-9, SMALL BUSINESS SUBCONTRACTING PLAN (JANUARY 20021), and FAR Clause 52.219-16, LIQUIDATED DAMAGES–SUBCONTRACTING PLAN (JANUARY 1999) are deleted in their entirety.

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefor. Note: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

	(1)		FAR 52.215-17, Waiver of Facilities Capital Cost of Money (OCTOBER 1997).

	(2)		FAR 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JANUARY 1999).

		“(c)	Waiver of evaluation preference.....

[ ] Offeror elects to waive the evaluation preference.”

	(3)		FAR 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (JUNE 2003).

		“(b)	Evaluation adjustment. (1) The Contracting Officer will evaluate offers by adding a factor of 10% to the price of all offers, except–...”

	(4)		FAR 52.224-1, Privacy Act Notification (APRIL 1984).

	(5)		FAR 52.224-2, Privacy Act (APRIL 1984).

	(6)		FAR 52.227-14, Rights in Data – General (JUNE 1987).

	(7)		FAR 52.242-3, Penalties for Unallowable Costs (MAY 2001).

	(8)		FAR 52.247-63, Preference for U.S. Flag Air Carriers (JUNE 2003).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR)(48 CHAPTER 3) CLAUSES:

	(1)		HHSAR 352.223-70, Safety and Health (JANUARY 2001). [This clause is provided in full text in SECTION J – ATTACHMENTS.]

	(2)		HHSAR 352.270-8, Protection of Human Subjects (JANUARY 2001).

Note: The Office for Human Research Protections (OHRP), Office of the Secretary (OS), Department of Health and Human Services (DHHS) is the office responsible for oversight of the Protection of Human subjects and

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should replace Office for Protection from Research Risks (OPRR), National Institutes of Health (NIH) wherever it appears in this clause.

	(3)	HHSAR 352.270-9, Care of Live Vertebrate Animals (JANUARY 2001).

c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clauses are attached and made a part of this contract:

	(1)	NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

	(2)	NIH(RC)-11, Research Patient Care Costs (4/1/84).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a.	FAR Clause 52.244-6, SUBCONTRACTS FOR COMMERCIAL ITEMS (APRIL 2003)

	(a)	Definitions. As used in this clause–

Commercial item, has the meaning contained in the clause at 52.202-1, Definitions.

Subcontract, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

	(b)	To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

	(c)	(1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212(a)).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

(v) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

	(d)	The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

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N01 AI-30030

PART III

SECTION J – LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.	Statement of Work, September 26, 2003, 2 pages.

2.	Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (5/97), 6 pages.

3.	Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01), 1 page.

4.	Annual Technical Progress Report Format for Each Study, July 1994, 1 page.

5.	Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page.

6.	Research Patient Care Costs, NIH(RC)-11, 4/1/84, 1 page.

7.	Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

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N01-AI-30030

PART IV

SECTION K – REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	Representations and Certifications, dated September 4, 2003.

2.	Progenics Pharmaceuticals, Inc., Human Subjects Assurance Identification Number FWA00003010, expires August 6, 2005.

3.	Weill Medical College of Cornell University, Human Subjects Assurance Identification Number FWA00000093, expires March 2, 2004.

4.	Tulane Regional Primate Research Center, Animal Welfare Assurance No. A3071-01, dated April 23, 2002.

END of the SCHEDULE
(CONTRACT)

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STATEMENT OF WORK

Independently, and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, materials, equipment, and facilities, not otherwise provided by the Government under the terms of this contract, as needed to perform the work set forth below.

Specifically, the Contractor shall:

1.	Identify a specific vaccine concept to be pursued in a well planned and managed, comprehensive, multidisciplinary, targeted development effort culminating in the production and clinical testing of a promising AIDS vaccine candidate.

2.	Articulate and implement a strategic research plan that includes.

	a.	key development objectives and a detailed work plan describing proposed time schedules for achieving contract objectives and milestones, and maintaining quality control over the implementation and operation of the contract

	b.	how decisions to proceed or not proceed will be made (i.e. specific qualitative and quantitative criteria for advancement of vaccine molecules or constructs through each stage of preclinical product development) including decisions to proceed or not proceed vis a vis human safety, immunogenicity, and testing

	c.	plans for GMP vaccine lot production and for obtaining the necessary government and ethical approvals to proceed.

The strategic plan shall articulate how the Team will efficiently allocate and utilize the resources, redirect the focus (including reallocation of funds) depending upon the project’s changing needs and emerging new knowledge, obtain patent coverage and licensing of the resulting HIV vaccine, and what procedures will be followed for the resolution of potential legal issues that may arise.

3.	Provide a research and administrative team that includes all expertise needed for the development, optimization, pre-clinical and clinical testing, and production of an HIV/AIDS vaccine based on the concept chosen by the Contractor.

4.	Provide infrastructure, facilities, and resources for performing all phases of this contract, including production of an optimized vaccine under GMP (Good Manufacturing Practices, as defined in the US Code of Federal Regulations – 21 CFR §211) conditions, GLP (Good Laboratory Practices – 21 CFR §58) performance of IND-enabling preclinical animal studies, and GCP (Good Clinical Practices – 21 CFR §312 and ICH Guidelines document E6) performance of clinical studies in humans if clinical studies will be performed by the Contractor, on its own, rather than through the DAIDS HIV Vaccine Trials Network.

5.	Report progress according to Reporting Requirements (refer to the “Deliverables and Reporting Requirements” in this contract).

Statement of Work	ATTACHMENT 1
(September 26, 2003)	Page 1

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6.	Meet with the Project Officer and the External Advisory Committee associated with this Contract,

	a.	The Contractor and the NIH, after Contract award, shall jointly establish an External Advisory Committee for the contract. The Contractor’s key personnel shall meet with the Project Officer and the Team’s External Advisory Committee at periodic intervals to be scheduled after contract award to review progress and anticipated or existing problems.

	b.	In the middle (6 month mark) of each contract year, the Contractor shall host a site visit review for NIAID contract and program staff, and their External Advisory Committee. The Contractor’s Principal Investigator and all co-investigators shall attend this meeting. The co-investigator and/or other pertinent staff shall present an update and summary of results generated on each sub-project. These presentations shall include summaries of all goals or milestones reached during the review period and a description of all problems encountered that will impact on the achievement of particular goals and milestones as outlined in the Contractor’s research plan. The Principal Investigator, co-investigator and staff representing each project and sub-project shall describe goals and milestones and development objectives for the coming year. Additionally, application of the policies and procedures for monitoring the direction of specific projects shall be presented. For contractors with foreign subcontracts, this annual site visit also will report details about: approvals for manufacturing or testing that have been obtained from both the U.S. and foreign governments.

Statement of Work	ATTACHMENT 1
(September 26, 2003)	Page 2

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INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING
INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS NIH(RC)-4

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, “Public Voucher for Purchases and Services Other Than Personal,” and Standard Form 1035, “Public Voucher for Purchases and Services Other Than Personal–Continuation Sheet,” or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee's letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (1) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor’s Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer's approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer's Authorization (COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request – These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice – The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after

NIH(RC)-4	ATTACHMENT 2
Rev. 5/97	Page 1

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settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c)	Final Invoice – A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

(a)	Designated Billing Office Name and Address – Enter the designated billing office and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b)	Invoice/Financing Request Number – Insert the appropriate serial number of the invoice/financing request.

(c)	Date Invoice/Financing Request Prepared – Insert the date the invoice/financing request is prepared.

(d)	Contract Number and Date – Insert the contract number and the effective date of the contract.

(e)	Payee’s Name and Address – Show the contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f)	Total Estimated Cost of Contract – Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g)	Total Fixed-Fee – Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h)	Billing Period – Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i)	Incurred Cost-Current – Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the current period.

(j)	Incurred Cost-Cumulative – Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k)	Direct Costs – Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

NIH(RC)-4	ATTACHMENT 2
Rev. 5/97	Page 2

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	(1)	Direct Labor — Include salaries and wages paid (or accrued) for direct performance of the contract. For Key Personnel, list each employee on a separate line. List other employees as one amount unless otherwise required by the contract.

	(2)	Fringe Benefits — List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

	(3)	Accountable Personal Property — Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach Form HHS-565, “Report of Accountable Property,” in accordance with the following instructions:

List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

		-	The item number for the specific piece of equipment listed in the Property Schedule.

		-	The Contracting Officer’s Authorization letter and number, if the equipment is not covered by the Property Schedule.

		-	Be preceded by an asterisk (*) if the equipment is below the approval level.

	(4)	Materials and Supplies — Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

	(5)	Premium Pay — List remuneration in excess of the basic hourly rate.

	(6)	Consultant Fee — List fees paid to consultants. Identify consultant by name or category as set forth in the contract’s Advance Understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

	(7)	Travel — Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

	(8)	Subcontract Costs — List subcontractor(s) by name and amount billed.

	(9)	Other — List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l)	Cost of Money (COM) — Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

NIH(RC)-4	ATTACHMENT 2
Rev. 5/97	Page 3

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(m)	Indirect Costs-Overhead — Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n)	Fixed-Fee Earned — Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o)	Total Amounts Claimed — Insert the total amounts claimed for the current and cumulative periods.

(p)	Adjustments — Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)	Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

NIH(RC)-4	ATTACHMENT 2
Rev. 5/97	Page 4

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FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A—Expenditure Category – Enter the expenditure categories required by the contract.

Column B—Cumulative Percentage of Effort/Hrs.-Negotiated – Enter the percentage of effort or number of hours agreed to doing contract negotiations for each employee or labor category listed in Column A.

Column C—Cumulative Percentage of Effort/Hrs.-Actual – Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D—Incurred Cost-Current – Enter the costs, which were incurred during the current period.

Column E—Incurred Cost-Cumulative – Enter the cumulative cost to date.

Column F—Cost at Completion – Enter data only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G— Contract Amount – Enter the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column H—Variance (Over or Under) – Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

NIH(RC)-4	ATTACHMENT 2
Rev. 5/97	Page 5

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SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

  (a)    Billing Office Name and Address

            NATIONAL INSTITUTES OF HEALTH
            National Institute of Allergy and Infectious Diseases
            Room 2230. MSC 7612
            6700-B Rockledge Drive
            Bethesda, MD 20892-7612

  (e)     Payee's Name and Address
            ABC CORPORATION
            100 Main Street
            Anywhere, USA zip code

Attn:    Name, Title, & Phone Number of Official to
Whom Payment is Sent	(b) Invoice/Financing Request No. (c) Date Invoice Prepared (d) Contract No. Effective Date (f) Total Estimated Cost (g) Total Fixed Fee
(h) This invoice/financing request represents reimbursable costs for the period from __________ to __________
Expenditure Category* A	Cumulative Percentage of Effort/Hrs.		Incurred Cost		Cost at Completion F	Contract Amount G	Variance H
	Negotiated B	Actual C	(i) Current D	(j) Cumulative E
(k) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable property (attach HHS-565)
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(l) Cost of Money
(m) Overhead
G&A
(n) Fixed Fee
(o) Total Amount Claimed
(p) Adjustments
(q) Grand Totals
I certify that all payments are for appropriate purposes and in accordance with the contract. (Name of Official) (Tit1e) * Attach details as specified in the contract

NIH(RC)-4	ATTACHMENT 2
Rev. 5/97	Page 6

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INCLUSION ENROLLMENT REPORT
This report format should NOT be used for data collection from study participants
Study Title:
Total Enrollment:	Protocol Number:
Contract Number:
PART A. TOTAL ENROLLMENT REPORT: Number of Subjects Enrolled to Date (Cumulative) by Ethnicity and Race
Ethnic Category	Sex/Gender
	Females	Males	Unknown or Not Reported	Total
Hispanic or Latino
Not Hispanic or Latino
Unknown (Individuals not reporting ethnicity)
Ethnic Category: Total of All Subjects*
Racial Categories
American Indian/Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More than one race
Unknown or not reported
Racial Categories: Total of All Subjects*

PART B. HISPANIC ENROLLMENT REPORT: Number of Hispanics or Latinos Enrolled to Date (Cumulative)
Racial Categories	Females	Males	Unknown or Not Reported	Total
American Indian or Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More Than One Race
Unknown or not reported
Racial Categories: Total of Hispanics or Latinos**
*These totals must agree **These totals must agree

Inclusion Enrollment Report	ATTACHMENT 3
5/2001 (Modified OAMP: October, 2001)

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ANNUAL TECHNICAL PROGRESS REPORT FORMAT FOR EACH STUDY

Study Title:
Date:

Provide the number of subject enrolled in the study to date according to the following categories:
	American Indian or Alaskan Native	Asian or Pacific Islander	Black, not of Hispanic Origin	Hispanic	White, not of Hispanic Origin	Other or Unknown	Total
Female
Male
Unknown
TOTAL

Subpopulations of the minority groups should also be reported, using a similar format.

Annual Technical Progress Report Format	ATTACHMENT 4
July, 1994

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HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2001)

(a)	To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b)	Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “Changes” Clause set forth in this contract.

(c)	The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d)	If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)	The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of clause)

Safety and Health Clause	ATTACHMENT 5
HHSAR 352.223-70, (1/01)

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RESEARCH PATIENT CARE COSTS

(a)	Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(b)	Patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs. The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine patient care costs. Patient care rates or amounts shall be established by the Secretary of HHS or his duly authorized representative.

(c)	Prior to submitting an invoice for patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for patient care.

(d)	The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(e)	Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract.

NIH(RC)-11	ATTACHMENT 6
(4/1/84)

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PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

67	–	Photographic Equipment
69	–	Training Aids and Devices
70	–	General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)
71	–	Furniture
72	–	Household and Commercial Furnishings and Appliances
74	–	Office Machines and Visible Record Equipment
77	–	Musical Instruments, Phonographs, and Home-type Radios
78	–	Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

NIH(RC)-7 (4/1/84)	ATTACHMENT 7
OMB Bulletin 81-16